OAK ASSOCIATES FUNDS

                           White Oak Growth Stock Fund
                          Pin Oak Aggressive Stock Fund
                         Red Oak Technology Select Fund
                       Black Oak Emerging Technology Fund
                          Live Oak Health Sciences Fund

                         Supplement Dated July 23, 2002
                      to the Prospectus dated March 1, 2002


This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The Prospectus is amended by deleting the third paragraph in the section entitled "Portfolio Managers," on page 15, and replacing it with the following information:

Effective July 22, 2002, Jeffrey B. Travis will co-manage the Black Oak Emerging Technology Fund with James Oelschlager, who has co-managed the Fund since its inception. Mr. Travis has served as an Equity Research Analyst for Oak Associates, ltd. since 1997 and was primarily responsible for coverage of Semiconductor and Semiconductor Capital Equipment industries. In addition to his five years of investment experience, Mr. Travis holds a B.A. in Economics from Denison University and an M.B.A. from the Weatherhead School of Management at Case Western Reserve University.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


OAK-SU-001-01000